EXHIBIT 32.1



CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Provident Bankshares Corporation (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Gary N. Geisel, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. ss.1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                                   /s/ Gary N. Geisel
                                                   -----------------------------
                                                   Gary N. Geisel
                                                   Chief Executive Officer
                                                   and Chairman of the Board

May 7, 2004